UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2024

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:   (812) 931-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, without par value	HI	New York Stock Exchange

Indicate by the check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Financial Information Related to Schenck Process Food and Performance Materials Business

Hillenbrand, Inc. (“Hillenbrand”) is filing this Current Report on Form 8-K to provide certain financial information with respect to the Schenck Process Food and Performance Materials (“FPM”) business. As previously disclosed, on September 1, 2023, Hillenbrand filed a Current Report on Form 8-K with the Securities and Exchange Commission reporting the completion of Hillenbrand’s acquisition of FPM under the terms of the Share Purchase Agreement, dated as of May 23, 2023 (the “Agreement”), between Hillenbrand’s wholly owned subsidiary Milacron LLC and Schenck Process Holding GmbH.

Included in this Current Report on Form 8-K is the unaudited pro forma condensed combined statement of operations of Hillenbrand for the year ended September 30, 2023, giving effect to the acquisition of FPM, and the notes related thereto, which are included as Exhibit 99.1.

The pro forma condensed combined statement of operations included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that Hillenbrand and FPM would have achieved had the companies been combined during the period presented in the pro forma condensed combined statement of operations and is not intended to project the future results of operations that the combined company may achieve.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

Unaudited pro forma condensed combined statement of operations of Hillenbrand for the year ended September 30, 2023, giving effect to the acquisition of FPM, is filed herewith as Exhibit 99.1 and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined statement of operations of Hillenbrand for the year ended September 30, 2023, giving effect to the acquisition of FPM, and the notes related thereto

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 7, 2024	HILLENBRAND, INC.

	By:	/s/ Nicholas R. Farrell
	Name:	Nicholas R. Farrell
	Title:	Senior Vice President, General Counsel and Secretary